                                                                    Exhibit 99.2

                       American International Group, Inc.


            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


     I, Howard I. Smith, Vice Chairman and Chief Financial Officer of American International Group, Inc., state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of American International Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

               - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with American International Group, Inc.'s audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               - The Annual Report on Form 10-K for the year ended December 31, 2001, of American International Group, Inc.;

               - All quarterly reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American International Group, Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

               -  Any amendments to any of the foregoing.


/s/ Howard I. Smith
-----------------------                   Subscribed and sworn to before
Howard I. Smith                           me this 8th day of August 2002

August 8, 2002                            /s/  Sandra LeMonds
                                          ----------------------------
                                          Notary Public
                                          My Commission Expires: April 22, 2006

                                          [Notary Seal]
                                          SANDRA A. LeMONDS
                                          Notary Public, State of New York
                                          No. 01LE5059041
                                          Qualified in New York County
                                          Commission Expires April 22, 2006